SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    Form 8-K


                  Current Report Pursuant to Section 13 or 15(d) of
                           The Securities Act of 1934


Date of Report (Date of earliest event reported) . . . . . . . . August 10, 1998



                        SOUTH BRANCH VALLEY BANCORP, INC.
            ------------------------------------------------------
            (Exact name of registrant as specified in its charter)



     West Virginia              0-16587                  55-0672148
----------------------      ------------------      -------------------
 (State of other              (Commission            (I.R.S. Employer
  jurisdiction)               File Number)           Identification No.)



                     310 Main Street, Moorefield, WV, 26836
          -----------------------------------------------------------
               (Address of principal executive offices) (Zip Code)




        Registrant's telephone number, including area code     (304) 538-2353



                                       N/A
           (Former name or former address, if changed since last report.)

     Item 5.

     South Branch Valley Bancorp, Inc. ("South Branch") intends to seek regulatory approval to establish a de novo national bank to be located in Winchester, Virginia. South Branch intends to retain Ronald F. Miller, formerly President and Chief Executive Officer of First National Corporation and First Bank, Strasburg, Virginia to serve as Chairman of the Board, President and Chief Executive Officer of the new national bank. The proposed transaction is subject to South Branch Valley Bancorp, Inc. obtaining all necessary federal and state regulatory approvals.


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                          South Branch Valley Bancorp, Inc.


                                          By /s/ H. Charles Maddy, III
      ------------------------------         ------------------------------
      (Date)                                 H. Charles Maddy, III
                                             Its President &
                                             Chief Executive Officer